Exhibit 10.5

Second Memorandum of Understanding

Concerning the Lease Agreement between

The University of Tennessee Research Foundation and GTx, Inc.

As Amended July 20, 2009

RECITALS

WHEREAS, The University of Tennessee Research Foundation (the “SUBLESSOR”) and The University of Tennessee (the “LESSOR”) have entered into a Lease dated March 7, 2001, which was subsequently amended by agreements dated April 1, 2005 and July 20, 2009 (the “Lease”); and

WHEREAS, the SUBLESSOR and GTx, Inc., a Delaware corporation (the “SUBLESSEE”), have entered into a Sublease dated October 1, 2009 with the consent of LESSOR (the “Sublease”);

WHEREAS, the SUBLESSOR and SUBLESSEE desired to reduce the portion of the premises leased to the SUBLESSEE and the Rent to be paid by SUBLESSEE to SUBLESSOR and subsequently signed a Memorandum of Understanding on April 19, 2011 effective May 1, 2011;

WHEREAS, the SUBLESSOR and SUBLESSEE desire to continue the arrangement for reduced premises and Rent for an additional five months;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration set forth herein, the parties agree as follows:

1.              This MOU is to become effective on May 1, 2013 (the “Effective Date”) and will continue in effect through September 30, 2013.

2.              This MOU can be canceled with 90 days advance written notice and acceptance by all parties, in which event the lease premises will automatically return to the entire leased premises described in the Sublease.

3.              All parties agree to respect the privacy and confidentiality of intellectual property of each other as provided by Tennessee and federal law.

4.              All other terms and conditions of the 2011 MOU are to remain in effect.

IN WITNESS WHEREOF, the LESSOR, SUBLESSOR and the SUBLESSEE have executed this Second Memorandum of Understanding in duplicate on the date written below.

THE UNIVERSITY OF TENNESSEE		GTx, Inc.
RESEARCH FOUNDATION		(SUBLESSEE)
(SUBLESSOR)

By:	/s/ Richard Magid	By:	/s/ Henry P. Doggrell
	Richard Magid		Henry P. Doggrell
	Vice President		Vice President, Chief Legal Officer

Date:	April 19, 2013	Date:	April 19, 2013

THE UNIVERSITY OF TENNESSEE
(LESSOR)

By:	/s/ Charles M. Peccolo
Charles M. Peccolo
Treasurer

Date:	April 25, 2013